UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2005

SS&C Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28430	06-1169696

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation)	File Number)	Identification No.)

80 Lamberton Road, Windsor, CT	06095

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURE
EXHIBIT INDEX
PRESS RELEASE DATED APRIL 20, 2005

Item 2.02. Results of Operations and Financial Condition

     On April 20, 2005, SS&C Technologies, Inc. announced its financial results for the quarter ended March 31, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release, issued by the company on April 20, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES, INC.
Date: April 20, 2005	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, issued by the company on April 20, 2005